UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2016
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National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 DTC Parkway, Suite 200 Greenwood Village, Colorado, 80111 (Address of principal executive offices)
(720) 630-2600
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

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Item 8.01 Other Events
Recent Developments
Self Storage Property Acquisitions
As of June 30, 2016, National Storage Affiliates Trust, a Maryland real estate investment trust, together with its subsidiaries (the “Company”), owned 318 self storage properties, located in 18 states, comprising approximately 18.7 million rentable square feet, configured in approximately 149,000 storage units. The properties had, in the aggregate, a weighted average period-end occupancy of 91.6%.
From July 1, 2016 through and including October 3, 2016, the Company acquired 34 self storage properties located in eight states, comprising approximately 2.3 million rentable square feet, configured in approximately 18,000 storage units for approximately $206 million. Consideration for these acquisitions included approximately $200 million of cash, equity in the Company’s operating partnership, NSA OP, LP, a Delaware limited partnership of which the Company is the sole general partner, of approximately $5 million (consisting of 127,011 Class A common units of limited partner interest (“OP units”), 102,555 Class B common units of limited partner interest (“subordinated performance units”) and the vesting of approximately 7,900 LTIP units) and the assumption of $1 million of other working capital liabilities. Of these acquisitions, two were acquired by the Company from the Company’s existing participating regional operators (“PROs”) and 32 were acquired by the Company from unrelated third-party sellers.
Based on the Company’s underwriting, the Company believes the aggregate purchase price of the 34 properties acquired between July 1, 2016 through and including October 3, 2016 represents a weighted average underwritten capitalization rate of approximately 6.4%.
On October 4, 2016, the Company's joint venture (the “Joint Venture”) with a major state pension fund (the “JV Investor”) advised by Heitman Capital Management LLC completed its acquisition of the previously reported 66 property iStorage portfolio from an unrelated third party seller for an aggregate consideration of approximately $630 million. The Joint Venture financed the acquisition with approximately $320 million in equity (approximately $80 million from a newly formed subsidiary of the Company (“NSA Member”) in exchange for a 25% ownership interest and approximately $240 million from the JV Investor in exchange for a 75% ownership interest) with the balance of the consideration funded using proceeds from a new debt financing by the Joint Venture. NSA Member's capital contributions were funded with a draw on the Company’s revolving line of credit. In addition, the Company completed its acquisition of the iStorage property management platform, including a property management company, a captive insurance company, and the iStorage brand. For additional information about these acquisitions, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2016. Based on the Company’s underwriting, the Company believes the estimated aggregate purchase price of the iStorage portfolio represents a weighted average underwritten capitalization rate of approximately 5.3%.
The Company has also entered into contracts to acquire 27 self storage properties from unrelated third-party sellers comprising approximately 1.9 million rentable square feet, configured in approximately 14,000 storage units and located in four states for aggregate consideration of approximately $193 million, including one significant portfolio. The Company intends to fund the acquisition of these properties with a draw on its revolving line of credit and refinance such indebtedness, subject to market conditions and other factors, with permanent debt financing. Based on the Company’s underwriting, the Company believes the estimated aggregate purchase price of these 27 properties under contract represents a weighted average underwritten capitalization rate of approximately 5.9%.

Although the Company currently expects to complete the acquisition of the properties under contract described above during the fourth quarter of 2016, the Company's acquisition of these properties is subject to customary closing conditions and there is no assurance that these properties will be acquired or will be acquired at the time or pursuant to the terms currently contemplated.
The Company calculates weighted average underwritten capitalization rate by dividing the anticipated cash net operating income from the self storage properties acquired or under contract for the twelve months immediately following the acquisition or expected acquisition date, as applicable (based upon information provided by the sellers of these properties in the diligence process and certain assumptions applied by the Company related to anticipated occupancy, rental rates and expenses over such period), by the total aggregate purchase price plus anticipated capital expenditures for the twelve months immediately following the acquisition or expected acquisition date. The Company calculated the anticipated cash net operating income by subtracting anticipated operating expenses (before interest expense, depreciation and amortization, and supervisory and administrative fees) at each property from the anticipated cash income from the property.
The Company has weighted the underwritten capitalization rates based on purchase prices.
The Company cautions you not to place undue reliance on the weighted average underwritten capitalization rates described above because they are based on information provided by the sellers of these properties in the diligence process and certain assumptions applied by the Company related to anticipated occupancy, rental rates and expenses over the twelve months immediately following the acquisition or expected acquisition date, as applicable, and they are calculated on a non-GAAP basis. In addition, the actual weighted average capitalization rates may differ from the underwritten weighted average capitalization rates described above based on changes to the assumptions described above and the results of the final purchase price allocation and potential property tax reassessments.
The Company also continues to actively track and evaluate a robust pipeline of self storage properties.
FORWARD-LOOKING STATEMENTS
The Company makes forward-looking statements in this report that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of the Company’s business, financial condition, liquidity, results of operations, plans and objectives. When the Company uses the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may," or similar expressions, the Company intends to identify forward-looking statements.
The forward-looking statements contained in this report reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.
Statements regarding the following subjects, among others, may be forward-looking:

·	market trends in the Company’s industry, interest rates, the debt and lending markets or the general economy;

·	the Company’s business and investment strategy;

·	the acquisition of properties, including the ability of the Company’s acquisitions to achieve underwritten capitalization rates and the Company’s ability to execute on its acquisition pipeline;

·	timing of acquisitions;

·	the Company’s relationships with, and its ability and timing to attract additional, PROs;

·	the Company’s ability to effectively align the interests of its PROs with the Company and its shareholders;

·	the integration of the Company’s PROs and their contributed portfolios into the Company, including into its financial and operational reporting infrastructure and internal control framework;

·
the Company’s operating performance and projected operating results, including its ability to achieve market rents and occupancy levels, reduce operating expenditures and increase the sale of ancillary products and services;

·	the Company’s ability to access additional off-market acquisitions;

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actions and initiatives of the U.S. federal, state and local government and changes to U.S. federal, state and local government policies and the execution and impact of these actions, initiatives and policies;

·	the state of the U.S. economy generally or in specific geographic regions, states or municipalities;

·	economic trends and economic recoveries;

·	the Company’s ability to obtain and maintain financing arrangements on favorable terms;

·	general volatility of the securities markets in which the Company participates;

·	changes in the value of the Company’s assets;

·	projected capital expenditures;

·	the impact of technology on the Company’s products, operations, and business;

·	the implementation of the Company’s technology and best practices programs (including its ability to effectively implement its integrated Internet marketing strategy);

·	changes in interest rates and the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility;

·	impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters;

·	the Company’s ability to qualify, and maintain its qualification, as a REIT for U.S. federal income tax purposes;

·	availability of qualified personnel;

·
the timing of conversions of subordinated performance units in the Company's operating partnership and subsidiaries of its operating partnership into OP units in its operating partnership, the conversion ratio in effect at such time, and the impact of such convertibility on its diluted earnings (loss) per share;

·	estimates relating to the Company's ability to make distributions to its shareholders in the future; and

·	the Company's understanding of its competition.
The forward-looking statements are based on the Company's beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Forward-looking statements are not predictions of future events. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known to the Company. Readers should carefully review the Company's financial statements and the notes thereto, as well as the sections entitled “Business,” “Risk Factors,” “Properties,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” described in the Company’s Annual Report on Form 10-K filed with the SEC on March 10, 2016, and the other documents the Company files from time to time with the Securities and Exchange Commission. If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the Company’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
Executive Vice President and Chief Financial Officer

Date: October 11, 2016